EATON VANCE GROWTH & INCOME FUND

                            Supplement to Prospectus
                                Dated May 1, 1999


THE FOLLOWING REPLACES THE SIXTH PARAGRAPH UNDER "MANAGEMENT AND ORGANIZATION" ON PAGE 12 OF THE PROSPECTUS:

     Effective January 1, 2000, Michael R. Mach will be the portfolio manager of Growth & Income Portfolio. He also manages another Eaton Vance portfolio, has been an employee of Eaton Vance and BMR since December 1999, and is a Vice President of Eaton Vance. Prior to joining Eaton Vance, Mr. Mach was a Managing Director and Senior Analyst for Robertson Stephens (1998-1999), Managing Director and Senior Analyst for Piper Jaffray (1996-1998), and Senior Vice President and Senior Analyst for Putnam Investments (1989-1996).



DECEMBER 16, 1999                                                      COMBEQPS2